SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2006


                                     Rudy 45
             (Exact name of registrant as specified in its charter)


           Nevada                 000-29475               88-0491630
          --------               -----------             ------------
(State or other jurisdiction   (Commission File         (I.R.S. Employer
      of Incorporation)             Number)           Identification Number)



                        2633 Lincoln Boulevard, Suite 117
                             Santa Monica, CA 90405
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 310-452-3206



               ---------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective at the close of business on June 2, 2006, Harold R. Hunt, Jr. was removed as an officer and director of the Registrant by the written consent of the holder of a majority of the outstanding shares of Registrant's common stock.

By letter dated June 7, 2006, Mr. Hunt set forth certain disagreements with the Company concerning its operations, policies and practices. As of June 13, 2006, following discussions with the Company, Mr. Hunt advised that he would consider revising his letter if certain conditions were met. The parties were unable to agree on a resolution.

Mr. Hunt did not resign or refuse to stand for re-election and he was not removed for cause. Nevertheless, the Company has attached a copy of Mr. Hunt's letter dated June 7, 2006 as an exhibit to this report and has provided Mr. Hunt with a copy of this Form 8-K, as amended, and has requested him to furnish the Company with a letter stating whether or not he agrees with the statements made herein and, if not, stating the respects in which he does not agree.

On June 2, 2006, Alisa Taggart was appointed as a Director and as Acting President, Chief Financial Officer; and Assistant Secretary of Registrant, effective on June 3, 2006.


On June 2, 2006, Thomas A. Wagner was terminated as Registrant's Chief Compliance Officer, effective at the close of business on June 2, 2006.


ITEM 8.01  OTHER EVENTS

On June 2, 2006, by the written consent of the holder of a majority of the outstanding shares of Registrant's common stock, Alisa Taggart, as Assistant Secretary of Registrant, was authorized to execute all documents which may be required to be signed on behalf of Registrant, including all documents to be filed with the Securities Exchange Commission.



On June 26, the Securities and Exchange Commission suspended trading in the Company's securities for a ten-day period ending July 10, 2006 because the Company has failed to make required periodic filings. See Securities Exchange Act Release No. 54041 (June 26, 2006). The Securities and Exchange Commission also is conducting a private investigation to determine whether or not the Company (and perhaps others) has (have) violated the federal securities laws. The Company expects to cooperate fully in the investigation.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
-----------   -----------
17.1          Letter dated June 7, 2006 from Harold R. Hunt





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RUDY 45

Date:  June 28, 2006                      /s/Alisa Taggart
                                          --------------------------------------
                                          Alisa Taggart,
                                          Assistant Secretary